COMMERCE BANCSHARES, INC. EARNINGS HIGHLIGHTS 2nd Quarter 2025

DISCLOSURES 2 CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS This presentation may contain forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements about the benefits of the proposed business combination transaction between Commerce Bancshares, Inc. (“Commerce”) and FineMark Holdings, Inc. (“FineMark”) (the “Proposed Transaction”), the plans, objectives, expectations and intentions of Commerce and FineMark, the expected timing of completion of the Proposed Transaction, and other statements that are not historical facts. All statements other than statements of historical fact, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” “target” and similar expressions. Forward-looking statements, by their nature, are subject to risks and uncertainties. There are many factors that could cause actual results to differ materially from expected results described in the forward-looking statements. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Factors relating to the Proposed Transaction that could cause or contribute to actual results differing materially from those contained or implied in forward-looking statements or historical performance include, in addition to those factors identified elsewhere in this presentation the occurrence of any event, change or other circumstances that could give rise to the right of Commerce or FineMark to terminate the definitive merger agreement governing the terms and conditions of the Proposed Transaction; the outcome of any legal proceedings that may be instituted against Commerce or FineMark; the possibility that revenue or expense synergies or the other expected benefits of the Proposed Transaction may not fully materialize or may take longer to realize than expected, or may be more costly to achieve than anticipated, including as a result of the impact of, or problems arising from, the integration of the two companies, the strength of the economy and competitive factors in the areas where Commerce and FineMark do business, or other unexpected factors or events; the possibility that the Proposed Transaction may not be completed when expected or at all because required regulatory, shareholder or other approvals or other conditions to closing are not received or satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect Commerce or FineMark or the expected benefits of the Proposed Transaction); the risk that Commerce is unable to successfully and promptly implement its integration strategies; reputational risks and potential adverse reactions from or changes to the relationships with the companies’ customers, employees or other business partners, including resulting from the announcement or the completion of the Proposed Transaction; the dilution caused by Commerce’s issuance of common stock in connection with the Proposed Transaction; diversion of management’s attention and time from ongoing business operations and other opportunities on matters relating to the Proposed Transaction; and other factors that may affect the future results of Commerce and FineMark, including continued pressures and uncertainties within the banking industry and Commerce’s and FineMark’s markets, including changes in interest rates and deposit amounts and composition, adverse developments in the level and direction of loan delinquencies, charge-offs, and estimates of the adequacy of the allowance for loan losses, increased competitive pressures, asset and credit quality deterioration, the impact of proposed or imposed tariffs by the U.S. government or retaliatory tariffs proposed or imposed by U.S. trading partners that could have an adverse impact on customers or any recession or slowdown in economic growth particularly in the markets in which Commerce or FineMark operate, and legislative, regulatory, and fiscal policy changes and related compliance costs. These factors are not necessarily all of the factors that could cause Commerce’s or FineMark’s actual results, performance, or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other unknown or unpredictable factors also could harm Commerce’s or FineMark’s results. Further information regarding Commerce and factors that could affect the forward-looking statements contained herein can be found in Commerce’s Annual Report on Form 10-K for the year ended December 31, 2024, which is accessible on the Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov and at Investor.Commercebank.com, and in other documents Commerce files with the SEC. Information on these websites is not part of this document. All forward-looking statements attributable to Commerce or FineMark, or persons acting on Commerce’s or FineMark’s behalf, are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made and Commerce and FineMark do not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions, or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If Commerce or FineMark update one or more forward-looking statements, no inference should be drawn that Commerce or FineMark will make additional updates with respect to those or other forward-looking statements.

3 ADDITIONAL INFORMATION AND WHERE TO FIND IT In connection with the Proposed Transaction, Commerce will file with the SEC a Registration Statement on Form S-4 to register the shares of Commerce common stock to be issued in connection with the Proposed Transaction that will include a proxy statement of FineMark and a prospectus of Commerce (the “proxy statement/prospectus”), as well as other relevant documents concerning the Proposed Transaction. The definitive proxy statement/prospectus will be sent to the shareholders of FineMark seeking their approval of the Proposed Transaction and other related matters. This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. INVESTORS AND SHAREHOLDERS OF FINEMARK ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE AND EACH OTHER RELEVANT DOCUMENT FILED WITH THE SEC BY COMMERCE IN CONNECTION WITH THE PROPOSED TRANSACTION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders will be able to obtain a free copy of the definitive proxy statement/prospectus, as well as other filings containing information about the Proposed Transaction, Commerce and FineMark, without charge, at the SEC’s website, http://www.sec.gov. Copies of the proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the proxy statement/prospectus can also be obtained, without charge, by directing a request to Commerce’s Investor Relations via email at matthew.burkemper@commercebank.com or by telephone at (314) 746-7485, or to FineMark’s Investor Relations via email at investorrelations@finemarkbank.com or by telephone at (239) 461-3850. PARTICIPANTS IN THE SOLICITATION Commerce, FineMark and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of FineMark in connection with the Proposed Transaction under the rules of the SEC. Information regarding Commerce’s directors and executive officers is available in the sections entitled “Directors, Executive Officers and Corporate Governance” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” in Commerce’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on February 25, 2025 (available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000022356/000002235625000016/cbsh-20241231.htm); in the sections entitled “Security Ownership of Certain Beneficial Owners and Management,” “Composition of the Board, Board Diversity and Director Qualifications,” “Corporate Governance,” “Compensation Discussion and Analysis” and “Executive Compensation,” in Commerce’s definitive proxy statement relating to its 2025 Annual Meeting of Shareholders, which was filed with the SEC on March 14, 2025 (available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000022356/000002235625000021/cbsh-20250307.htm); and other documents filed by Commerce with the SEC. To the extent holdings of Commerce common stock by the directors and executive officers of Commerce have changed from the amounts held by such persons as reflected in the documents described above, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus relating to the Proposed Transaction. Free copies of this document may be obtained as described in the preceding paragraph. DISCLOSURES

COMMERCE BANCSHARES

160 YEARS IN BUSINESS



142 branches and 249 ATMs across 7 states

CORE BANKING FOOTPRINT
COMMERCIAL | CONSUMER | WEALTH MANAGEMENT

St. Louis • Kansas City • Springfield
Central Missouri • Central Illinois • Wichita
Tulsa • Oklahoma City • Denver

COMMERCIAL OFFICES

Cincinnati • Nashville • Dallas • Des Moines
Indianapolis • Grand Rapids • Houston[1]

WEALTH MANAGEMENT OFFICES

Dallas • Houston[1] • Naples[1]

U.S. PRESENCE

Extended Market Area

Commercial Payments Services Offered in 48 states across the U.S.

TOTAL ASSETS
$32.3 BILLION

42ND LARGEST U.S. BANK BASED ON ASSET SIZE[2]

MARKET CAP
$8.3 BILLION

20TH LARGEST U.S. BANK BASED ON MARKET CAP[2]

TOTAL TRUST ASSETS UNDER ADMINISTRATION
$77.5 BILLION

16TH LARGEST AMONG BANK-MANAGED TRUST COMPANIES BASED ON AUM[3]

TIER 1 COMMON RISK-BASED CAPITAL RATIO
AS OF MARCH 31, 2025
16.86%

2ND HIGHEST AMONG TOP 50 U.S. BANKS BASED ON ASSET SIZE[2]

TOTAL DEPOSITS **$25.5** BILLION

TOTAL LOANS[4] **$17.7** BILLION

$9.8 BILLION **COMMERCIAL CARD VOLUME** AS OF DECEMBER 31, 2024

16.63% **RETURN ON AVERAGE COMMON EQUITY YTD**

2ND YTD ROACE FOR THE TOP 50 U.S. BANKS BASED ON ASSET SIZE[2]

a2 **BASELINE CREDIT ASSESSMENT[5]**

TWO RATINGS ABOVE THE U.S. BANKING INDUSTRY MEDIAN RATING OF baa1

[1]Locations outside the core banking footprint that accept deposits
Sources: [2]S&P Global Market Intelligence – U.S. publicly traded banks, rankings as of 03/31/2025 [3]S&P Global Market Intelligence – Regulated U.S. depositories managed by bank holding companies, rankings as of 03/31/2025; [4]Includes loans held for sale; [5]Moody's Sector Profile: Banks, May 19, 2025, Baseline Credit Assessment (BCA) reflects a bank's standalone credit strength; Company reports and filings, information as of 6/30/2025 unless otherwise noted.

4

TRACK RECORD OF LONG-TERM OUTPERFORMANCE Revenue Diversification Balanced earnings profile, fee revenue at 37%1 of total revenue, bolstered by growing wealth and national payments businesses Deposit Franchise $24.1 billion in low-cost, diverse deposits2 with peer-leading historical deposit betas Credit Quality Conservative risk profile drives outperformance over peer averages across credit cycles Consistent Earnings and Shareholder Value Over 8% total annualized return to shareholders over the last 20 years, outperforming the annualized KBW Regional Bank Index return of nearly 4%3 Capital Management Strong capital ratios, 57th consecutive year of common dividend increases4 Continued Long-Term Investments Core banking system implementation, Enterprise Digital, Expansion Markets, Wealth Management, 1As of YTD 6/30/2025; 2Excludes certificates of deposit greater than $100,000, period-end balance as of 6/30/2025; 3As of 6/30/2025; 4Based on 1Q2025 paid dividend 5

2Q2025 HIGHLIGHTS • Earnings of $1.14 per share, compared to $1.03 per share in the same quarter last year • PPNR1 of $201MM, an increase of $19MM over the same quarter last year • ROAA of 1.95% and ROAE of 17.40% • Efficiency ratio of 54.8% • Net Income of $152MM in Q2, an increase of $13MM over the same quarter last year • Record net interest income $280MM, up 7% over the same quarter last year • Net interest margin increased 14 bps over Q1 to 3.70% • Non-interest income increased 9% over the prior year and was 37% of total revenue • Non-interest expense increased 5% over the same period in the prior year – Acquisition related expenses were $2MM in Q2 • Quarterly average deposit balances increased $633MM, or 3%, compared to the same quarter last year • Total cost of deposits decreased 4 bps from Q1 to 1.18% • Non interest-bearing deposits were 30% of average deposits as of Q2 • Average loans increased 1.5% over Q1 • QTD average loan to deposit ratio of 70% • Purchased $10MM of common stock in Q2 vs. $55MM in Q1 • Book value per share increased 5% compared to Q1 to $27.43 • $2.0B in average cash balances at Federal Reserve Bank (FRB) in Q2 • Net loan charge-offs of .22% annualized; non-accrual loans of .11% • Announced plan to acquire FineMark Holdings, Inc. on June 16, 2025 61See the non-GAAP reconciliation on page 25 Performance Income Statement Deposits Loans Capital / Other

FINEMARK ACQUISITION OVERVIEW

Strategically Compelling

- Unique partnership with a client-focused private bank managing ~$8B in AUA[1] and ~$4B in banking assets
- Expands footprint in Florida, and enters new markets of Arizona, and South Carolina
- FineMark brings niche wealth expertise, including ~$600M AUA[1] from ~300 sports professionals
- Opportunity to grow FineMark's business with Commerce's balance sheet and broader product suite

Financially Attractive

- ~6% accretive to 2026 consensus GAAP earnings, with fully phased cost savings[2]
- 1.6 years TBVPS earn back, inclusive of all one-time charges and purchase accounting marks[3]
- Minimal capital impact at close; CET1 remains strong at ~17%
- Conservative assumptions with limited reliance on cost savings (15%)

Low Integration Risk

- Strong cultural alignment and shared relationship-based business models
- Commerce has over $76 billion of total wealth assets[1] and is recognized as an industry leader
- FineMark brand retained as a division of Commerce Bank, with leadership agreements ensuring client continuity
- Similar underwriting discipline confirmed through thorough diligence

FINEMARK NATIONAL BANK & TRUST



3 States **13** Offices **~300** Associates

● FINEMARK NATIONAL BANK & TRUST FOOTPRINT

FLORIDA
Fort Myers • Bonita Springs • Estero • Jupiter • Naples

ARIZONA
Scottsdale

SOUTH CAROLINA
Charleston

Source: S&P Capital IQ Pro and Company documents. Financial data as of 3/31/2025.
[1]Assets under administration. [2]Pro forma impact is presented for illustrative purposes only and is subject to change based on final purchase accounting entries. EPS accretion illustrated assuming no share buybacks, fully phased cost savings and excluding any restructuring charges or provision expense related to the CECL "double count". [3]The tangible book value per share ("TBVPS") earnback is calculated using the crossover method. See page 26 for purchasing accounting summary.

7

BALANCE SHEET HIGHLIGHTS 2Q25 vs. 2Q24 2Q25 vs. 1Q25 Quarterly Average Balances % Change$ Change% Change$ Change2Q25$ in millions 2%$252.52%$181.0$11,370.4Commercial 1%68.81%72.16,125.4Consumer 2%$321.31%$253.1$17,495.8Total Loans 3%$245.1-1%-$135.1$9,407.2Investment Securities1 -3%-$63.0-15%-$351.7$2,036.8 Interest Earning Deposits with Banks 3%$632.70%$63.0$24,918.2Deposits 18%$4.125%$1.24$27.43Book Value per Share2 Average Loans: Increased 1% compared to the previous quarter. Interest Earning Deposits with Banks: Ample levels of liquidity on balance sheet. Average Deposits: Increased slightly compared to the previous quarter. 1At fair value 2For the quarters ended June 30, 2025, March 31, 2025, and June 30, 2024 8

$17.0 $17.6 $17.6 $7.3 $7.3 $7.3 2Q24 1Q25 2Q25 $24.3 $24.9 $24.9 +2% $11.1 $11.2 $11.4 $6.1 $6.0 $6.1 2Q24 1Q25 2Q25 $17.2 $17.2 $17.5 +2% BALANCE SHEET 9 Loans Consumer Loans Commercial Loans Loan Yield1 Deposits QTD Average Balances $ billions Non-Interest Bearing Interest-Bearing Deposits Interest-Bearing Deposit Cost QTD Average Balances $ billions 6.30% 6.02% 6.01% 1.99% 1.72% 1.67% 1Tax equivalent yield

LOAN PORTFOLIO

Period-End Balances

$ in 000s	6/30/2025	3/31/2025	6/30/2024	QoQ	YoY
Business	$6,328,684	$6,239,276	$6,090,724	1.4%	3.9%
Construction	1,405,398	1,419,572	1,396,515	-1.0%	.6%
Business Real Estate	3,757,778	3,628,635	3,572,539	3.6%	5.2%
Personal Real Estate	3,058,845	3,047,809	3,055,182	.4%	.1%
Consumer	2,157,867	2,116,160	2,145,609	2.0%	.6%
Revolving Home Equity	364,429	356,675	331,381	2.2%	10.0%
Consumer Credit Card	576,151	568,163	566,925	1.4%	1.6%
Overdrafts	16,316	3,131	4,190	421.1%	289.4%
Total Loans	**$17,665,468**	**$17,379,421**	**$17,163,065**	**1.6%**	**2.9%**

QTD Average Balances

$ in 000s	6/30/2025	3/31/2025	6/30/2024	QoQ	YoY
Business	$6,247,252	$6,106,185	$5,980,364	2.3%	4.5%
Construction	1,430,758	1,415,349	1,471,504	1.1%	-2.8%
Business Real Estate	3,692,405	3,667,833	3,666,057	.7%	.7%
Personal Real Estate	3,048,895	3,045,876	3,044,943	.1%	.1%
Consumer	2,148,666	2,082,360	2,127,650	3.2%	1.0%
Revolving Home Equity	362,312	358,684	326,204	1.0%	11.1%
Consumer Credit Card	559,858	560,534	552,896	-.1%	1.3%
Overdrafts	5,663	5,860	4,856	-3.4%	16.6%
Total Loans	**$17,495,809**	**$17,242,681**	**$17,174,474**	**1.5%**	**1.9%**

Commerce Bancshares, Inc.
10

COMMERCIAL REAL ESTATE BREAKDOWN

Real Estate - Business Loans	% of Total Loans
Owner – Occupied	7.1%
Industrial	3.5%
Office	3.0%
Multi-family	2.0%
Retail	1.7%
Hotels	1.6%
Farm	1.1%
Senior living	.7%
Other	.6%
Total	**21.3%**

Real Estate - Business Loans $3.8 billion



Owner-occupied
33.5%
Industrial
16.6%
14.0% Office
9.3%
Multi-family
8.2%
Retail
7.6%
Hotels
Farm
5.2%
Senior living
3.3%
Other
2.3%

Real Estate - Business Loans: Office Outstanding Balances by Geography[1]



Other Midwest States
CO
OH
IL
OK
0.6%
5.3%
4.4%
2.9%
5.6%
TX 11.2%
51.3% MO
18.7%
KS

Real Estate - Business Loans: Office Attributes
as of June 30, 2025

- TTM Net Charge-offs on Office loans: .00%
- Delinquent Office Loans: .00%
- Non-Performing Office Loans: .00%
- Criticized[2] Office Loans to Total Office Loans: 11.0%
- Weighted Average LTV of Office Loans: 64.8%[3]
- Percent of loans at floating interest rate: 72.8%

[1]Geography determined by location of collateral. Includes only loans with a balance of $1 million and above, which represents 94% of outstanding balance of the stabilized, non-owner occupied office loans
[2]Critized is defined as special mention, substandard, and non-accrual loans
[3]LTV based on current exposure and property value at time of most recent valuation. Includes only loans with a balance of $1 million and above, which represents 94% of outstanding balance of the stabilized, non-owner occupied office loans

11

$159 $190 $269 $238 1Q25 $428 12 INCOME STATEMENT HIGHLIGHTS $152 $182 $262 $232 2Q24 $414 $166 $201 $280 $245 2Q25 $446 Non-Interest Income (+) Net Interest Income (+) Non-Interest Expense (-) Pre-Tax, Pre-Provision Net Revenue (=) 2Q25 Comparison 10.4%vs. 2Q24 6.1%vs. 1Q25 Pre-Tax, Pre-Provision Net Revenue (PPNR) $ in millions Expenses increased 2.5% over Q1 and 5.3% over the prior year. Acquisition related expenses were $2MM in Q2. Revenue increased 4.1% over Q1 and 7.5% over the prior year. 1See the non-GAAP reconciliation on page 25

2Q25 vs. 2Q24 2Q25 vs. 1Q25 % Change$ Change% Change$ Change2Q25$ in millions 7%$17.94%$11.0$280.1Net Interest Income 9%$13.44%$6.7$165.6Non-Interest Income 5%$12.23%$6.1$244.4Non-Interest Expense 10%$19.06%$11.6$201.3Pre-Tax, Pre-Provision Net Revenue1 -87%-$2.8NM$8.0$.4Investment Securities Gains, Net 2%$.1-61%-$8.9$5.6Provision for Credit Losses 9%$12.916%$20.9$152.5Net-Income Attributable to Commerce Bancshares, Inc. 2Q25 vs. 2Q242Q24 2Q25 vs. 1Q251Q252Q25For the three months ended 11%$1.0316%$.98$1.14Net Income per Common Share – Diluted 15 bps3.55%14 bps3.56%3.70%Net Yield on Interest Earning Assets INCOME STATEMENT HIGHLIGHTS 1See the non-GAAP reconciliation on page 25 13

NON-INTEREST INCOME HIGHLIGHTS 14 2Q25 vs. 2Q24 2Q25 vs. 1Q25 % Change$ Change% Change$ Change2Q25$ in millions 6%$3.3-2%-$1.0$55.6Trust Fees -2%-1.12%.846.4Bank Card Transaction Fees 4%.9-1%-.426.2Deposit Account Charges and Other Fees 30%1.421%1.16.2Capital Market Fees 20%.912%.65.4Consumer Brokerage Services -0%-.00%.03.4Loan Fees and Sales 55%8.033%5.622.5Other 9%$13.44%$6.7$165.6Total Non-Interest Income Trust Fees: Increase over the prior year mainly due to higher private client fees. Bank Card Transaction Fees: Decrease compared to the prior year mainly due to lower corporate card and credit card fees. Other: Higher gains on sales of assets($5.5 million) and higher tax credit sales income drove the increase over the prior year.

NON-INTEREST EXPENSE HIGHLIGHTS 15 2Q25 vs. 2Q24 2Q25 vs. 1Q25 % Change$ Change% Change$ Change2Q25$ in millions 4%$5.91%$1.9$155.0Salaries and Employee Benefits 4%1.42%.732.9Data Processing and Software 9%1.1-3%-.413.7Net Occupancy 51%4.429%2.913.0Professional and other services 12%.62%.16.0Marketing 1%.0-2%-.05.2Equipment 7%.3-2%-.05.0Supplies and Communication 41%1.0-12%-.43.3Deposit Insurance -19%-2.515%1.310.5Other 5%$12.23%$6.1$244.4Total Non-Interest Expense Professional and other services: Includes $1.9 million in acquisition related expenses. Deposit Insurance: Increase of $1 million compared to the prior year was driven by a $1.2 million adjustment related to a one- time FDIC special assessment that lowered expense in the prior year. Other: Decrease from the prior year was mainly due to a $5 million donation to a related charitable foundation in 2024.

16 LIQUIDITY AND CAPITAL

2021 2022 2023 2024 $3.0 $2.8 $2.4 $2.4 DEPOSIT BALANCE TRENDS Segment view $ in billions 17 2021 2022 2023 2024 $12.0 $11.9 $10.4 $9.9 2021 2022 2023 2024 $12.8 $13.4 $12.2 $12.3 Commercial Consumer Wealth Average Balance 1Q25 2Q25 $12.6 $12.4 Period EndAverage Balance Average Balance Segment balances do not include brokered deposits. 2021 through 2024 are year to date average balances. 1Q25 2Q25 $10.6 $10.6 Period End 1Q25 2Q25 $2.6 $2.5 Period End 1Q25 2Q25 $10.0 $10.0 1Q25 2Q25 $12.3 $12.4 1Q25 2Q25 $2.5 $2.6

3.55% 3.56% 3.70% Net Yield Hedging Structures: Four floor contracts (indexed to 1 Month SOFR) to hedge the risk of declining interest rates on floating rate commercial loans. The contracts have a term of 6 years. • 3.5% floor contract with a notional value of $500 million. The contract began 7/2024. • 3.25% floor contract with a notional value of $500 million. The contract began 11/2024. • 3.0% floor contract with a notional value of $500 million. The contract began 3/2025. • 2.75% floor contract with a notional value of $500 million. The contract began 7/2025. OPPORTUNTIES TO ENHANCE AND PROTECT NET INTEREST INCOME • Cash flows of approximately $1.3B from maturities and paydowns of investments are expected over the next twelve months. • Net yield on interest earning assets increased 14 bps over Q1 to 3.70%. • Total cost of deposits decreased 4 bps from Q1 to 1.18%. • As of December 31, 2024, 60% of loans were variable rate. 18 2Q 2024 1Q 2025 2Q 2025 Quarterly Net Yield on Interest Earning Assets

Over 60% of total loans are variable; 67% of commercial loans have floating rates SUMMARY OF FIXED & FLOATING LOANS 36% 64% Business Total Loans: $6.1B Fixed Variable C om m er ci al 56% 44% Personal RE Total Loans: $3.1B C on su m er 100% 40% 60% Business RE Total Loans: $3.7B 95% 5% Consumer Card Total Loans: $0.6B 69% 31% Consumer Total Loans: $2.1B 19 96% 4% Construction Total Loans: $1.4B As of 12/31/2024 HELOC Total Loans: $0.4B

27% 8% 47% 16% 2% Composition of AFS Portfolio Treasury & agency Municipal MBS Asset-backed Other debt HIGH QUALITY, HIGHLY LIQUID AND DIVERSE INVESTMENT PORTFOLIO 1Excludes inflation effect on TIPs; 2Tax equivalent yield Duration (yrs)Avg RateQTD – Jun. 30, 2025 3.33.66%Treasury & agency1 4.52.05%2Municipal 5.82.08%MBS 1.63.73%Asset-backed 3.22.94%Other debt 4.22.95%Total 20 Total available for sale securities Average balance: $9.1 billion, at fair value As of June 30, 2025 • Purchases of AFS debt securities in Q2 totaled $25MM with a weighted average yield of approximately 4.01%. • AFS debt securities portfolio duration of 4.2 years. • AOCI loss decreased from $(635MM) at Q1 to $(581MM) at Q2

91%9% Core Deposits - Non-Interest Bearing - Interest Checking - Savings and Money Market Certificates of Deposits Average Loan to Deposit Ratio3 SOUND CAPITAL AND LIQUIDITY POSITION 21 Tier 1 Risk-Based Capital Ratio1 1S&P Global Market Intelligence, Information as of March 31, 2025 2Period-end balances, as of June 30, 2025 3Includes loans held for sale, for the quarter ended June 30, 2025 16.9% 16.9% 15.4% 14.5% 14.3% 14.1% 13.7% 13.3% 13.3% 12.9% 12.9% 12.5% 12.2% 12.2% 12.1% 11.9% 11.2% 10.7% 10.7% 10.4% CADE PB HOMB UCB HWC CFR WSFS OZK BOKF CBSH UMBF SFNC FIBK ASB ONB FULT PNFP UBSI FNB ABCB Peer Median: 12.9% Core Deposits $23.1 Billion2 Large, stable deposit base Loan to Deposit Ratio Total Deposits2 70% Average Loan to Deposit Ratio182% Commerce Peer Average

$19.3 $22.6 $18.9 $125.2 $145.9 2Q24 1Q25 2Q25 $9.8 $10.8 $9.7$10.7 $12.5 2Q24 1Q25 2Q25 MAINTAINING STRONG CREDIT QUALITY Net Loan Charge-Offs (NCOs) $ in millions NCOs- CBSH NCOs - Peer Average NCO/Average Loans1 - CBSH $158.6 $167.0 $165.3 $316.3 $333.6 2Q24 1Q25 2Q25 Allowance for Credit Losses on Loans (ACL) $ in millions ACL - CBSH ACL - Peer Average ACL / Total Loans - CBSH Non-Accrual Loans (NALs) $ in millions NALs - CBSH NALs - Peer Average 8.2x 7.4x 8.8x 3.6x 2.9x 2Q24 1Q25 2Q25 Allowance for Credit Losses on Loans (ACL) to NALs ACL / NALs - CBSH ACL / NALs - Peer AverageNALs / Total Loans - CBSH NCO/Average Loans1 – Peer Average .11% NALs / Total Loans – Peer Average .13% .11% .52% .60% ACL / Total Loans – Peer Average .92% .96% .94% 1.34% 1.36% .23% .25% .22% .17% .20% Percentages are illustrative and not to scale; Peer Banks include: ABCB, ASB, BOKF, CADE, CFR, FIBK, FNB, FULT, HOMB, HWK, ONB, OZK, PB, PNFP, SFNC, UBSI, UCB, UMBF, WSFS 1As a percentage of average loans (excluding loans held for sale) 22

ALLOCATION OF ALLOWANCE 23 CECL allowances reflect the economic and market outlook June 30, 2025March 31, 2025 % of Outstanding Loans Allowance for Credit Losses (ACL) % of Outstanding Loans Allowance for Credit Losses (ACL)$ in millions .73%$ 46.5.73%$ 45.7Business .86%32.2 .87%31.7 Bus R/E 2.00%28.22.06%29.3Construction .93%$ 106.9.95%$ 106.7Commercial total .69%14.8 .71%14.9 Consumer 5.35%30.85.26%29.9Consumer CC .35%10.8.44%13.5Personal R/E .51%1.9.52%1.9Revolving H/E .83%.1 4.09%.1 Overdrafts .95%$ 58.4.99%$ 60.3Consumer total .94%$ 165.3.96%$ 167.0Allowance for credit losses on loans 0.87% 0.96% 0.94% 0.95% 0.94% 0.93% 0.92% 0.94% 0.95% 0.94% 0.70% 0.80% 0.90% 1.00% $100 $125 $150 $175 $143.4 0.90% 3Q $150.1 0.92% 4Q $159.3 $158.7 2Q $162.2 1Q $162.4 $134.7 4Q $160.5 3Q 1Q $158.6 $138.0 2Q $160.8 0.88% 3Q $162.7 4Q $167.0 1Q 1Q $165.3 2Q2Q 0.96% Allowance for Credit Losses (ACL) on Loans ACL - Loans (left) ACL / Total Loans (right) $ in millions 2022 2023 2024 2025

Quick Facts: Small Business Investment Company (SBIC) founded in 1959 Nationwide footprint with Greater Midwest Focus 32 Portfolio Companies Representing $973.3 million in Revenue Over 3,000 Employees Fair Value as of June 30, 2025: $174.1 million Investment Criteria • Manufacturing, distribution and certain service companies • Cash flow positive • Good management • Consistent financial performers • Operate in niche markets • Significant and defensible market positions • Differentiated products and services • Scalable business platforms Target Parameters • Revenues - $10 million to $100 million • EBITDA - $2 million to $7 million CAPITAL FOR BUSINESS® A middle-market private equity firm focused on the success of industrial growth companies Transaction Types Management buyouts Leveraged buyouts Succession plans Recapitalizations Corporate divestitures Investment Structures Subordinated debt Preferred stock Common stock Warrants Other Information Co-investors Majority control Target 5-7 year hold period Management participation 24

NON-GAAP RECONCILIATIONS 25 For The Three Months Ended Jun. 30, 2024Mar. 31, 2025Jun. 30, 2025(DOLLARS IN THOUSANDS) 262,249$269,102$280,147$Net Interest IncomeA 152,244$158,949$165,613$Non-Interest IncomeB 232,214$238,376$244,437$Non-Interest ExpenseC 182,279$189,675$201,323$Pre-Provision Net Revenue (A+B-C) Pre-tax, Pre-provision Net Revenue

COMMERCE | FINEMARK PRO FORMA PURCHASE ACCOUNTING SUMMARY

TANGIBLE BOOK VALUE PER SHARE IMPACT	$ MILLIONS	BASIC SHARES (MILLIONS)	$ PER SHARE
CBSH tangible book value per share as of 3/31/2025 [1]	3,327	134	$24.91
(+) three quarters of consensus earnings prior to close	412		
(-) three quarters of consensus dividends prior to close	(110)		
(-) three quarters of consensus share repurchases [2]	0	0	
(+) amortization of existing intangibles	0		
CBSH standalone tangible book value per share at close	**$3,630**	**134**	**$27.17**
PRO FORMA MERGER ADJUSTMENTS			
(+) Stock issued to common shareholders [3,4]	575	9	
(-) Goodwill & intangibles created [5]	(346)		
(-) After-tax restructuring expenses	(45)		
(-) Day 2 CECL non-PCD Reserve	(12)		
(+) Gain on existing FNBT shares owned	2		
CBSH pro forma tangible book value per share at close	**$3,803**	**143**	**$26.58**
Dilution to CBSH ($)			**($0.59)**
Dilution to CBSH (%)			**(2.2%)**

GOODWILL & OTHER INTANGIBLE ASSET RECOGNITION	$ MILLIONS
Aggregate merger consideration	585
Standalone FNBT tangible book value at close [4]	385
(-) Net Impact of fair value adjustments	(122)
Adjusted tangible book value at closing	**$264**
Excess over adjusted tangible book value	$322
(-) Core deposit intangible created	(88)
(-) Customer relationship intangible created	(31)
(+) DTL on intangibles created	25
Goodwill created	**$228**
Goodwill & intangibles created	**$346**

Note: Pro forma metrics projected to closing based on financial data as of March 31, 2025; Market data as of 6/13/2025.

[1] Tangible book value per share is defined as total shareholders' equity less goodwill and other intangible assets divided by end of period shares outstanding.
[2] This analysis excludes the impact of any future share repurchases for illustrative purposes only.
[3] Excludes approximately 121,212 FNBT shares already owned by CBSH.
[4] Assumes the conversion of FNBT's convertible preferred stock at a conversion price per share of $27.50.
[5] Based on assumptions as of announcement date; Subject to change at transaction closing.

Commerce Bancshares, Inc. 26

Contact Information: Matt Burkemper Senior Vice President, Commerce Bank Corporate Development and Investor Relations 314.746.7485 Matthew.Burkemper@commercebank.com Commerce Bancshares, Inc. Investor Relations website: http://investor.commercebank.com/